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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 26, 2004




             BEHRINGER HARVARD MID-TERM VALUE ENHANCEMENT FUND I LP (Exact Name of Registrant as Specified in Its Charter)


             TEXAS                       333-100126             71-0897613
(State or other jurisdiction of       (Commission File       (I.R.S. Employer
incorporation or organization)             Number)          Identification No.)


           1323 NORTH STEMMONS FREEWAY, SUITE 211, DALLAS, TEXAS 75207
                (Address of principal executive offices Zip Code)


                                 (866) 655-1610
              (Registrant's telephone number, including area code)

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ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

       (a)    Not applicable
       (b)    Not applicable
       (c)    Exhibits
              Exhibit 99.1   Press release dated March 23, 2004

ITEM 9.       REGULATION FD DISCLOSURE

     On March 23, 2004, Behringer Harvard Mid-Term Value Enhancement Fund I LP (the "Partnership") issued a press release announcing the acquisition of an office-tech building containing approximately 30,000 rentable square feet in the Hopkins suburb of Minneapolis, Minnesota. The Partnership also announced its intention to initiate distributions to its investors at an annual rate of 6%. The Partnership intends to begin monthly payments of the distribution to its investors on or about April 30, 2004. This press release is incorporated herein as Exhibit 99.1.








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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        BEHRINGER HARVARD MID-TERM VALUE
                                        ENHANCEMENT FUND I LP




Dated:  March 26, 2004                  By: /s/ Gary S. Bresky
                                           ---------------------------------
                                                Gary S. Bresky
                                                Chief Financial Officer and
                                                Treasurer










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                                  EXHIBIT INDEX

Exhibits

99.1     Press release by the Partnership dated March 23, 2004.













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